Exhibit 99.2

Investor Supplement
First Quarter 2020
The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company’s periodic reports on Forms 10-K, 10-Q and 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”). The results of operations for interim periods should not be considered indicative of results to be expected for the full year.
Non-GAAP Financial Measures
This document contains non-GAAP financial measures to analyze the Company’s operating performance for the periods presented. Because the Company’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company’s non-GAAP financial measures to those of other companies. For detailed disclosures on non-GAAP financial measures please refer to the “Definitions of Non-GAAP Financial Measures” on Page 33.
Caution Regarding Forward-Looking Statements

This Investor Supplement may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events and can be identified by the fact that they relate to future actions, performance or results rather than strictly to historical or current facts.

Any or all forward-looking statements may turn out to be wrong, and, accordingly, readers are cautioned not to place undue reliance on such statements, which speak only as of May 7, 2020,, the date this Investor Supplement was included as an exhibit to the Company's Current Report on Form 8-K. Forward-looking statements involve a number of risks and uncertainties that are difficult to predict and are not guarantees of future performance. Among the general factors that could cause actual results and financial condition to differ materially from estimated results and financial condition are those factors listed in periodic reports filed by Kemper Corporation with the SEC. The COVID-19 outbreak and subsequent global pandemic (“Pandemic”) is an extraordinary event that creates unique uncertainties and risks. Kemper cannot provide any assurances as to the impacts of the Pandemic and related economic conditions on the Company’s operating and financial results.

No assurances can be given that the results and financial condition contemplated in any forward-looking statements will be achieved or will be achieved in any particular timetable. Kemper assumes no obligation to publicly correct or update any forward-looking statements as a result of events or developments subsequent to the date of this Investor Supplement, including any such statements related to the Pandemic. The reader is advised, however, to consult any further disclosures Kemper makes on related subjects in its filings with the SEC.

Kemper Corporation
Investor Supplement
First Quarter 2020

Kemper Corporation Consolidated Financial Highlights (Dollars in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
For Period Ended
Earned Premiums	$1,166.4	$1,145.8	$1,135.2	$1,116.6	$1,074.8
Net Investment Income	85.6	93.9	91.7	96.0	82.7
Other Income	90.3	3.7	7.2	22.7	1.9
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	(117.8)	39.2	9.8	25.5	64.4
Net Investment Gains (Loss)	4.5	1.1	(0.1)	14.6	12.5
Total Revenues	$1,229.0	$1,283.7	$1,243.8	$1,275.4	$1,236.3

Net Income	$64.0	$124.7	$129.0	$122.1	$155.3
Income from Continuing Operations	$64.0	$124.7	$129.0	$122.1	$155.3
Adjusted Consolidated Net Operating Income [1]	$162.9	$97.9	$130.0	$91.5	$98.9

Per Unrestricted Common Share Amounts:
Basic:
Net Income	$0.96	$1.87	$1.93	$1.87	$2.38
Income from Continuing Operations	$0.96	$1.87	$1.93	$1.87	$2.38
Adjusted Consolidated Net Operating Income [1]	$2.45	$1.46	$1.95	$1.39	$1.52
Diluted:
Net Income	$0.95	$1.85	$1.91	$1.84	$2.35
Income from Continuing Operations	$0.95	$1.85	$1.91	$1.84	$2.35
Adjusted Consolidated Net Operating Income [1]	$2.43	$1.45	$1.93	$1.38	$1.50

Dividends Paid to Shareholders Per Share	$0.30	$0.28	$0.25	$0.25	$0.25

At Period End
Total Assets	$12,932.3	$12,989.1	$12,819.9	$12,616.5	$12,182.2
Insurance Reserves	$5,442.4	$5,471.8	$5,441.3	$5,426.1	$5,370.4
Debt	$778.1	$778.4	$778.7	$873.3	$908.5
Shareholders’ Equity	$3,760.8	$3,972.3	$3,894.2	$3,683.7	$3,320.1
Shareholders’ Equity Excluding Goodwill[1,2]	$2,646.8	$2,858.3	$2,780.2	$2,569.7	$2,208.6
Common Shares Issued and Outstanding (In Millions)	65.365	66.666	66.642	66.564	64.931
Book Value Per Share[2]	$57.54	$59.59	$58.43	$55.34	$51.13
Book Value Per Share Excluding Goodwill[1,2]	$40.49	$42.87	$41.72	$38.60	$34.01
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities[1,2]	$53.53	$53.08	$51.51	$49.82	$47.41
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities and Goodwill[1,2]	$36.49	$36.36	$34.80	$33.08	$30.29
Debt to Total Capitalization[2]	17.1%	16.4%	16.7%	19.2%	21.5%
Rolling 12 Months Return on 5-point Average Shareholders Equity[2,3]	11.8%	14.8%	12.1%	12.4%	10.8%

[1] Non-GAAP Financial Measure. See page 33 for definition.
[2] See Capital Metrics on pages 8-9 for detail calculations.
[3] Rolling 12 Months Return on 5-point Average Shareholders Equity is calculated by taking the last 12 months of Net Income (Loss) divided by the 5-point average Shareholders’ Equity. The 5-point Average Shareholders’ Equity is calculated by using a 5-point quarter average of Shareholders’ Equity for the 12 month period.

Kemper Corporation Consolidated Statements of Operations (Dollars in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Revenues:
Earned Premiums	$1,166.4	$1,145.8	$1,135.2	$1,116.6	$1,074.8
Net Investment Income	85.6	93.9	91.7	96.0	82.7
Other Income	90.3	3.7	7.2	22.7	1.9
Income from Change in Fair Value of Equity and Convertible Securities	(117.8)	39.2	9.8	25.5	64.4
Net Realized Gains on Sales of Investments	16.5	2.8	1.7	21.3	16.1
Impairment Losses	(12.0)	(1.7)	(1.8)	(6.7)	(3.6)
Total Revenues	1,229.0	1,283.7	1,243.8	1,275.4	1,236.3
Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	835.2	814.9	782.6	825.4	765.4
Insurance Expenses	271.6	265.4	256.0	263.5	234.8
Loss from Early Extinguishment of Debt	—	—	5.8	—	—
Interest and Other Expenses	44.5	46.5	37.9	38.0	41.4
Total Expenses	1,151.3	1,126.8	1,082.3	1,126.9	1,041.6
Income before Income Taxes	77.7	156.9	161.5	148.5	194.7
Income Tax Expense	(13.7)	(32.2)	(32.5)	(26.4)	(39.4)
Net Income	$64.0	$124.7	$129.0	$122.1	$155.3
Income Per Unrestricted Share:
Basic	$0.96	$1.87	$1.93	$1.87	$2.38
Diluted	$0.95	$1.85	$1.91	$1.84	$2.35
Net Income Per Unrestricted Share:
Basic	$0.96	$1.87	$1.93	$1.87	$2.38
Diluted	$0.95	$1.85	$1.91	$1.84	$2.35
Dividends Paid to Shareholders Per Share	$0.30	$0.28	$0.25	$0.25	$0.25
Weighted Average Unrestricted Common Shares Outstanding (in Millions)	66.516	66.650	66.622	65.408	64.815

Kemper Corporation Consolidated Balance Sheets (Dollars in Millions) (Unaudited)

	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Assets:
Investments:
Fixed Maturities at Fair Value	$6,998.5	$6,922.1	$6,883.6	$6,540.2	$6,573.1
Equity Securities at Fair Value	709.8	907.3	928.7	923.3	916.9
Equity Securities at Modified Cost	44.8	41.9	41.2	38.1	39.2
Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings	226.3	220.4	213.4	219.7	197.8
Convertible Securities at Fair Value	32.8	37.3	35.6	34.3	33.8
Short-term Investments at Cost which Approximates Fair Value	166.7	470.9	424.2	642.5	350.4
Other Investments	760.2	661.5	561.6	554.3	485.9
Total Investments	8,939.1	9,261.4	9,088.3	8,952.4	8,597.1
Cash	301.3	136.8	133.6	104.4	107.0
Receivables from Policyholders	1,219.1	1,117.1	1,139.8	1,095.2	1,048.6
Other Receivables	207.8	219.7	217.1	248.1	254.6
Deferred Policy Acquisition Costs	551.5	537.7	536.5	521.0	499.2
Goodwill	1,114.0	1,114.0	1,114.0	1,114.0	1,111.5
Current Income Tax Assets	17.8	44.7	44.1	41.0	19.7
Other Assets	581.7	557.7	546.5	540.4	544.5
Total Assets	$12,932.3	$12,989.1	$12,819.9	$12,616.5	$12,182.2
Liabilities and Shareholders’ Equity:
Insurance Reserves:
Life and Health	$3,500.8	$3,502.0	$3,499.7	$3,514.2	$3,501.7
Property and Casualty	1,941.6	1,969.8	1,941.6	1,911.9	1,868.7
Total Insurance Reserves	5,442.4	5,471.8	5,441.3	5,426.1	5,370.4
Unearned Premiums	1,621.4	1,545.5	1,574.9	1,545.6	1,499.5
Policyholder Contract Liabilities	430.5	309.8	204.1	221.8	254.5
Deferred Income Tax Liabilities	116.0	178.2	175.3	124.1	82.6
Liability for Unrecognized Tax Benefits	—	—	—	—	3.9
Accrued Expenses and Other Liabilities	783.1	733.1	751.4	741.9	742.7
Long-term Debt, Current and Non-current, at Amortized Cost	778.1	778.4	778.7	873.3	908.5
Total Liabilities	9,171.5	9,016.8	8,925.7	8,932.8	8,862.1
Shareholders’ Equity:
Common Stock	6.5	6.7	6.7	6.7	6.5
Paid-in Capital	1,788.2	1,819.2	1,812.9	1,806.4	1,673.0
Retained Earnings	1,791.2	1,810.3	1,704.5	1,593.7	1,489.7
Accumulated Other Comprehensive Income	174.9	336.1	370.1	276.9	150.9
Total Shareholders’ Equity	3,760.8	3,972.3	3,894.2	3,683.7	3,320.1
Total Liabilities and Shareholders’ Equity	$12,932.3	$12,989.1	$12,819.9	$12,616.5	$12,182.2

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2020	Mar 31, 2019
Operating Activities:
Net Income	$64.0	$155.3
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Amortization of Intangible Assets Acquired	4.7	8.7
Equity in Earnings of Equity Method Limited Liability Investments	(1.8)	(3.6)
Distribution of Accumulated Earnings of Equity Method Limited Liability Investments	1.1	4.3
Decrease (Increase) in Value of Equity Securities at Fair Value	117.8	(64.4)
Amortization of Investment Securities and Depreciation of Investment Real Estate	0.4	1.6
Net Realized Gains on Sales of Investments	(16.5)	(16.1)
Impairment Losses	12.0	3.6
Depreciation of Property and Equipment	8.0	3.1
Increase in Receivables	(89.4)	(56.1)
Increase in Deferred Policy Acquisition Costs	(13.8)	(29.2)
Increase (Decrease) in Insurance Reserves	(29.4)	3.8
Increase in Unearned Premiums	75.9	75.2
Change in Income Taxes	14.7	40.1
Change in Accrued Expenses and Other Liabilities	(76.3)	(42.4)
Other, Net	(9.1)	5.1
Net Cash Provided by Operating Activities (Carryforward to page 7)	62.3	89.0

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2020	Mar 31, 2019
Net Cash Provided by Operating Activities (Carryforward from page 6)	62.3	89.0
Investing Activities:
Sales, Paydowns and Maturities of Fixed Maturities	225.5	402.6
Purchases of Fixed Maturities	(393.9)	(368.4)
Sales of Equity Securities	372.1	39.6
Purchases of Equity Securities	(290.0)	(207.6)
Return of Investment of Equity Method Limited Liability Investments	4.0	7.1
Acquisitions of Equity Method Limited Liability Investments	(9.2)	(18.6)
Decrease (Increase) in Short-term Investments	301.8	(53.3)
Improvements of Investment Real Estate	(0.1)	(0.4)
Acquisitions of Mortgage Loans	(4.6)	—
Paydowns of Mortgage Loans	8.5	—
Increase (Decrease) in Other Investments	(0.4)	(10.6)
Purchase of Corporate-owned Life Insurance	(100.0)	—
Acquisition of Software and Long-lived Assets	(20.1)	(9.3)
Other, Net	(1.5)	(0.8)
Net Cash Provided (Used) by Investing Activities	94.0	(219.7)
Financing Activities:
Proceeds from issuance of common stock, net of shares withheld for tax	(95.9)	—
Dividends and Dividend Equivalents Paid	(20.0)	(16.4)
Proceeds from Policyholder Contract Liabilities	156.6	187.7
Repayment of Policyholder Contract Liabilities	(36.2)	(10.0)
Proceeds from Shares Issued under Employee Stock Purchase Plan	1.0	—
Cash Exercise of Stock Options	2.7	1.3
Net Cash Provided by Financing Activities	8.2	162.6
Increase in Cash	164.5	31.9
Cash, Beginning of Year	136.8	75.1
Cash, End of Period	$301.3	$107.0

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Book Value Per Share
Numerator
Shareholders’ Equity	$3,760.8	$3,972.3	$3,894.2	$3,683.7	$3,320.1
Less: Goodwill	(1,114.0)	(1,114.0)	(1,114.0)	(1,114.0)	(1,111.5)
Shareholders’ Equity Excluding Goodwill[1]	$2,646.8	$2,858.3	$2,780.2	$2,569.7	$2,208.6
Shareholders’ Equity	$3,760.8	$3,972.3	$3,894.2	$3,683.7	$3,320.1
Less: Net Unrealized Gains on Fixed Maturities	(261.6)	(434.0)	(461.3)	(367.8)	(241.9)
Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities[1]	$3,499.2	$3,538.3	$3,432.9	$3,315.9	$3,078.2
Less: Goodwill	(1,114.0)	(1,114.0)	(1,114.0)	(1,114.0)	(1,111.5)
Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities and Goodwill1	$2,385.2	$2,424.3	$2,318.9	$2,201.9	$1,966.7
Denominator
Common Shares Issued and Outstanding	65.365	66.666	66.642	66.564	64.931
Book Value Per Share	$57.54	$59.59	$58.43	$55.34	$51.13
Book Value Per Share Excluding Goodwill[1]	$40.49	$42.87	$41.72	$38.60	$34.01
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities[1]	$53.53	$53.08	$51.51	$49.82	$47.41
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities and Goodwill[1]	$36.49	$36.36	$34.80	$33.08	$30.29

Return on Shareholders’ Equity
Numerator
Rolling 12 Months Net Income	$439.8	$531.1	$412.9	$376.1	$291.6
Denominator (5-point Average)
5-point Average Shareholders’ Equity	$3,726.2	$3,584.1	$3,402.4	$3,032.7	$2,708.7
Rolling 12 Months Return on Average Shareholders' Equity (5-point Average)	11.8%	14.8%	12.1%	12.4%	10.8%

Return on Shareholders’ Equity Excluding Goodwill[1]
Denominator (5-point Average)
5-point Average Shareholders’ Equity Excluding Goodwill[1]	$2,612.7	$2,470.9	$2,293.8	$2,082.3	$1,916.5
Rolling 12 Months Return on Average Shareholders' Equity Excluding Goodwill (5-point Average)[1]	16.8%	21.5%	18.0%	18.1%	15.2%

Return on Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities[1]
Denominator (5-point Average)
5-point Average Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities[1]	$3,372.9	$3,261.0	$3,144.6	$2,838.0	$2,549.5
Rolling 12 Months Return on Average Shareholders' Equity Excluding Net Unrealized Gains on Fixed Maturities (5-point Average)[1]	13.0%	16.3%	13.1%	13.3%	11.4%

Return on Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities and Goodwill[1]
Denominator (5-point Average)
5-point Average Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities and Goodwill[1]	$2,259.4	$2,147.8	$2,036.0	$1,887.6	$1,757.3
Rolling 12 Months Return on Average Shareholders' Equity Excluding Net Unrealized Gains on Fixed Maturities and Goodwill (5-point Average)[1]	19.5%	24.7%	20.3%	19.9%	16.6%
[1] Non-GAAP financial measure. See definitions beginning on page 33.

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Debt and Total Capitalization
Debt	$778.1	$778.4	$778.7	$873.3	$908.5
Shareholders’ Equity	3,760.8	3,972.3	3,894.2	3,683.7	3,320.1
Total Capitalization	$4,538.9	$4,750.7	$4,672.9	$4,557.0	$4,228.6
Ratio of Debt to Shareholders’ Equity	20.7%	19.6%	20.0%	23.7%	27.4%
Ratio of Debt to Total Capitalization	17.1%	16.4%	16.7%	19.2%	21.5%

Parent Company Liquidity
Kemper Holding Company Cash and Investments	$199.1	$206.8	$169.1	$312.7	$118.6
Borrowings Available Under Credit Agreement	400.0	400.0	400.0	400.0	300.0
Parent Company Liquidity	$599.1	$606.8	$569.1	$712.7	$418.6

Capital Returned to Shareholders
Cash Dividends Paid	20.0	18.7	16.7	16.2	16.2

Kemper Corporation Debt Outstanding, FHLB Advances and Ratings (Dollars in Millions) (Unaudited)

	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Kemper Corporation:
Term Loan due June 29, 2020	$—	$—	$—	$—	$34.9
Term Loan due July 5, 2023	49.9	49.9	49.9	$—	$—
Senior Notes at Amortized Cost:
5.0% Senior Notes due September 19, 2022	279.6	279.9	280.3	280.6	281.0
4.35% Senior Notes due February 15, 2025	448.6	448.6	448.5	448.5	448.4
7.375% Subordinated Debentures due February 27, 2054 at Amortized Cost	—	—	—	144.2	144.2
Debt Outstanding	$778.1	$778.4	$778.7	$873.3	$908.5

Federal Home Loan Bank Advances to Insurance Subsidiaries:
Reported as Policyholder Account Liabilities:
Federal Home Loan Bank of Chicago	$364.2	$243.4	$137.6	$155.0	$187.7
Reported as Debt Outstanding:
Federal Home Loan Bank of Dallas	$—	$—	$—	$—	$—
Federal Home Loan Bank of Chicago	$—	$—	$—	$—	$—

	A.M. Best	Moody’s	S&P	Fitch
As of Date of Financial Supplement
Kemper Debt Ratings:
5.0% Senior Notes due September 19, 2022	BBB-	Baa3	BBB	BBB
4.35% Senior Notes due February 15, 2025	BBB-	Baa3	BBB	BBB
Term Loan due July 5, 2023	NR	Baa3	BBB	BBB+
Insurance Company Financial Strength Ratings:
Trinity Universal Insurance Company	A-	A3	A	A
United Insurance Company of America	A-	A3	A-	A-
Reserve National Insurance Company	A-	NR	NR	NR
Infinity Insurance Company	A-	A3	A	NR

NR - Not Rated

Kemper Corporation Segment Revenues (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Revenues:
Specialty Property & Casualty Insurance:
Earned Premiums:
Specialty Automobile	$753.2	$733.1	$719.2	$703.7	$669.6
Commercial Automobile	69.3	66.6	64.2	62.3	59.7
Total Specialty Property & Casualty Insurance Earned Premium	822.5	799.7	783.4	766.0	729.3
Net Investment Income	28.8	28.3	28.8	28.9	21.5
Other Income	0.9	0.8	4.4	1.0	0.8
Total Specialty Property & Casualty Insurance Revenues	852.2	828.8	816.6	795.9	751.6
Preferred Property & Casualty Insurance:
Earned Premiums:
Preferred Automobile	114.9	117.2	119.7	117.9	115.4
Homeowners	56.8	58.7	61.5	60.8	60.3
Other Personal	9.2	9.3	9.8	9.8	9.9
Total Preferred Property & Casualty Insurance Earned Premium	180.9	185.2	191.0	188.5	185.6
Net Investment Income	9.7	11.5	12.0	12.3	8.3
Total Preferred Property & Casualty Insurance Revenues	190.6	196.7	203.0	200.8	193.9
Life & Health Insurance:
Earned Premiums:
Life	97.2	95.6	96.2	97.0	95.8
Accident and Health	49.4	48.5	47.6	47.9	46.9
Property	16.4	16.8	17.0	17.2	17.2
Total Life & Health Insurance Earned Premiums	163.0	160.9	160.8	162.1	159.9
Net Investment Income	51.0	52.0	49.7	53.0	51.7
Other Income	0.1	2.9	2.9	1.6	1.1
Total Life & Health Insurance Revenues	214.1	215.8	213.4	216.7	212.7
Total Segment Revenues	1,256.9	1,241.3	1,233.0	1,213.4	1,158.2
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	(117.8)	39.2	9.8	25.5	64.4
Net Realized Gains on Sales of Investments	16.5	2.8	1.7	21.3	16.1
Impairment Losses	(12.0)	(1.7)	(1.8)	(6.7)	(3.6)
Other	85.4	2.1	1.1	21.9	1.2
Total Revenues	$1,229.0	$1,283.7	$1,243.8	$1,275.4	$1,236.3

Kemper Corporation Segment Operating Results (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Segment Operating Profit:
Specialty Property & Casualty Insurance	$75.0	$78.5	$98.6	$79.4	$99.4
Preferred Property & Casualty Insurance	23.0	16.1	26.5	6.4	3.3
Life & Health Insurance	26.5	35.5	41.0	16.1	29.3
Total Segment Operating Profit	124.5	130.1	166.1	101.9	132.0
Partial Satisfaction of Judgment	89.4	—	—	20.1	—
Other	(11.1)	(7.3)	(3.1)	(12.4)	(8.6)
Corporate and Other Operating Income(Loss)	78.3	(7.3)	(3.1)	7.7	(8.6)
Total Operating Profit	202.8	122.8	163.0	109.6	123.4
Income From:
Change in Fair Value of Equity and Convertible Securities	(117.8)	39.2	9.8	25.5	64.4
Net Realized Gains on Sales of Investments	16.5	2.8	1.7	21.3	16.1
Impairment Losses	(12.0)	(1.7)	(1.8)	(6.7)	(3.6)
Acquisition Related Transaction Integration and Other Costs	(11.8)	(6.2)	(5.4)	(1.2)	(5.6)
Loss from Early Extinguishment of Debt	—	—	(5.8)	—	—
Income from Continuing Operations before Income Taxes	$77.7	$156.9	$161.5	$148.5	$194.7
Segment Net Operating Income:
Specialty Property & Casualty Insurance	$60.1	$62.3	$78.5	$62.7	$79.6
Preferred Property & Casualty Insurance	18.4	12.8	21.1	5.2	2.8
Life & Health Insurance	22.3	28.9	33.4	13.3	23.1
Total Segment Net Operating Income	100.8	104.0	133.0	81.2	105.5
Corporate and Other Net Operating Income (Loss) From:
Partial Satisfaction of Legal Judgment	70.6	—	—	15.9	—
Other	(8.5)	(6.1)	(3.0)	(5.6)	(6.6)
Corporate and Other Net Operating Income (Loss)	62.1	(6.1)	(3.0)	10.3	(6.6)
Adjusted Consolidated Net Operating Income	162.9	97.9	130.0	91.5	98.9
Net Income (Loss) From:
Change in Fair Value of Equity and Convertible Securities	(93.1)	30.9	7.8	20.1	50.9
Net Realized Gains on Sales of Investments	13.0	2.2	1.4	16.8	12.7
Impairment Losses	(9.5)	(1.3)	(1.5)	(5.3)	(2.8)
Acquisition Related Transaction, Integration and Other Costs	(9.3)	(5.0)	(4.1)	(1.0)	(4.4)
Loss from Early Extinguishment of Debt	—	—	(4.6)	—	—
Income from Continuing Operations	$64.0	$124.7	$129.0	$122.1	$155.3

Kemper Corporation Catastrophe Frequency and Severity (Dollars in Millions) (Unaudited)

Three Months Ended Mar 31, 2020
	Specialty Property & Casualty Insurance Segment		Preferred Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	$4	$0.2	7	$4.8	6	$0.8	9	$5.8
$5 - $10	—	—	—	—	—	—	—	—
$10 - $15	—	—	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	4	$0.2	7	$4.8	6	$0.8	9	$5.8

Three Months Ended Mar 31, 2019
	Specialty Property & Casualty Insurance Segment		Preferred Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	$6	$0.6	9	$4.3	4	$0.3	9	$4.7
$5 - $10	—	—	—	—	—	—	—	—
$10 - $15	—	—	1	12.3	—	—	1	12.8
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	6	$0.6	10	$16.6	4	$0.3	10	$17.5

Kemper Corporation Specialty Property & Casualty Insurance Segment Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Results of Operations
Net Premiums Written	$911.2	$782.5	$815.0	$804.7	$809.1

Earned Premiums	$822.5	$799.7	$783.4	$766.0	$729.3
Net Investment Income	28.8	28.3	28.8	28.9	21.5
Other Income	0.9	0.8	4.4	1.0	0.8
Total Revenues	852.2	828.8	816.6	795.9	751.6
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	619.8	599.5	579.4	579.2	544.3
Catastrophe Losses and LAE	0.2	3.8	2.3	4.4	0.6
Prior Years:
Non-catastrophe Losses and LAE	5.3	(4.1)	(4.1)	(8.6)	(18.3)
Catastrophe Losses and LAE	0.2	0.2	0.2	(0.1)	0.2
Total Incurred Losses and LAE	625.5	599.4	577.8	574.9	526.8
Insurance Expenses	152.1	150.7	139.2	140.9	124.8
Other Expenses	(0.4)	0.2	1.0	0.7	0.6
Operating Profit	75.0	78.5	98.6	79.4	99.4
Income Tax Expense	(14.9)	(16.2)	(20.1)	(16.7)	(19.8)
Segment Net Operating Income	$60.1	$62.3	$78.5	$62.7	$79.6
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	75.4%	75.0%	74.0%	75.6%	74.6%
Current Year Catastrophe Losses and LAE Ratio	—	0.5	0.3	0.6	0.1
Prior Years Non-catastrophe Losses and LAE Ratio	0.6	(0.5)	(0.5)	(1.1)	(2.5)
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—
Total Incurred Loss and LAE Ratio	76.0	75.0	73.8	75.1	72.2
Insurance Expense Ratio	18.5	18.8	17.8	18.4	17.1
Combined Ratio	94.5%	93.8%	91.6%	93.5%	89.3%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	75.4%	75.0%	74.0%	75.6%	74.6%
Insurance Expense Ratio	18.5	18.8	17.8	18.4	17.1
Underlying Combined Ratio	93.9%	93.8%	91.8%	94.0%	91.7%
Non-GAAP Measure Reconciliation
Combined Ratio as Reported	94.5%	93.8%	91.6%	93.5%	89.3%
Less:
Current Year Catastrophe Losses and LAE Ratio	—	0.5	0.3	0.6	0.1
Prior Years Non-catastrophe Losses and LAE Ratio	0.6	(0.5)	(0.5)	(1.1)	(2.5)
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—
Underlying Combined Ratio	93.9%	93.8%	91.8%	94.0%	91.7%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Specialty Property & Casualty Insurance Segment Specialty Personal Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Results of Operations
Net Premiums Written	$830.3	$714.9	$749.5	$734.5	$742.2

Earned Premiums	$753.2	$733.1	$719.2	$703.7	$669.6
Net Investment Income	24.8	24.5	24.9	24.6	18.4
Other Income	0.8	0.8	4.3	0.9	0.8
Total Revenues	778.8	758.4	748.4	729.2	688.8
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	576.0	557.5	538.2	537.0	498.8
Catastrophe Losses and LAE	0.2	3.3	2.0	4.1	0.5
Prior Years:
Non-catastrophe Losses and LAE	17.8	(4.4)	(1.8)	(3.7)	(14.4)
Catastrophe Losses and LAE	0.2	0.2	0.2	—	0.1
Total Incurred Losses and LAE	594.2	556.6	538.6	537.4	485.0
Insurance Expenses	139.2	138.1	128.4	128.9	114.7
Other Expenses	(0.4)	0.2	1.0	0.7	0.6
Operating Profit	45.8	63.5	80.4	62.2	88.5
Income Tax Expense	(8.8)	(10.5)	(18.4)	(13.0)	(17.8)
Total Product Line Net Operating Income	$37.0	$53.0	$62.0	$49.2	$70.7
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	76.5%	76.0%	74.9%	76.3%	74.5%
Current Year Catastrophe Losses and LAE Ratio	—	0.5	0.3	0.6	0.1
Prior Years Non-catastrophe Losses and LAE Ratio	2.4	(0.6)	(0.3)	(0.5)	(2.2)
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—
Total Incurred Loss and LAE Ratio	78.9	75.9	74.9	76.4	72.4
Insurance Expense Ratio	18.5	18.8	17.9	18.3	17.1
Combined Ratio	97.4%	94.7%	92.8%	94.7%	89.5%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	76.5%	76.0%	74.9%	76.3%	74.5%
Insurance Expense Ratio	18.5	18.8	17.9	18.3	17.1
Underlying Combined Ratio	95.0%	94.8%	92.8%	94.6%	91.6%
Non-GAAP Measure Reconciliation
Combined Ratio	97.4%	94.7%	92.8%	94.7%	89.5%
Less:
Current Year Catastrophe Losses and LAE Ratio	—	0.5	0.3	0.6	0.1
Prior Years Non-catastrophe Losses and LAE Ratio	2.4	(0.6)	(0.3)	(0.5)	(2.2)
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—
Underlying Combined Ratio	95.0%	94.8%	92.8%	94.6%	91.6%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Specialty Property & Casualty Insurance Segment Commercial Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Results of Operations
Net Premiums Written	$80.9	$67.6	$65.5	$70.2	$66.9

Earned Premiums	$69.3	$66.6	$64.2	$62.3	$59.7
Net Investment Income	4.0	3.8	3.9	4.3	3.1
Other Income	0.1	—	0.1	0.1	—
Total Revenues	73.4	70.4	68.2	66.7	62.8
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	43.8	42.0	41.2	42.2	45.5
Catastrophe Losses and LAE	—	0.5	0.3	0.3	0.1
Prior Years:
Non-catastrophe Losses and LAE	(12.5)	0.3	(2.3)	(4.9)	(3.9)
Catastrophe Losses and LAE	—	—	—	(0.1)	0.1
Total Incurred Losses and LAE	31.3	42.8	39.2	37.5	41.8
Insurance Expenses	12.9	12.6	10.8	12.0	10.1
Operating Profit	29.2	15.0	18.2	17.2	10.9
Income Tax Expense	(6.1)	(5.7)	(1.7)	(3.7)	(2.0)
Total Product Line Net Operating Income	$23.1	$9.3	$16.5	$13.5	$8.9
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	63.2%	63.0%	64.2%	67.7%	76.1%
Current Year Catastrophe Losses and LAE Ratio	—	0.8	0.5	0.5	0.2
Prior Years Non-catastrophe Losses and LAE Ratio	(18.0)	0.5	(3.6)	(7.9)	(6.5)
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	(0.1)	0.2
Total Incurred Loss and LAE Ratio	45.2	64.3	61.1	60.2	70.0
Insurance Expense Ratio	18.6	18.9	16.8	19.3	16.9
Combined Ratio	63.8%	83.2%	77.9%	79.5%	86.9%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	63.2%	63.0%	64.2%	67.7%	76.1%
Insurance Expense Ratio	18.6	18.9	16.8	19.3	16.9
Underlying Combined Ratio	81.8%	81.9%	81.0%	87.0%	93.0%
Non-GAAP Measure Reconciliation
Combined Ratio	63.8%	83.2%	77.9%	79.5%	86.9%
Less:
Current Year Catastrophe Losses and LAE Ratio	—	0.8	0.5	0.5	0.2
Prior Years Non-catastrophe Losses and LAE Ratio	(18.0)	0.5	(3.6)	(7.9)	(6.5)
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	(0.1)	0.2
Underlying Combined Ratio	81.8%	81.9%	81.0%	87.0%	93.0%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Preferred Property & Casualty Insurance Segment Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Results of Operations
Net Premiums Written	$164.1	$172.6	$189.6	$197.5	$179.6

Earned Premiums	$180.9	$185.2	$191.0	$188.5	$185.6
Net Investment Income	9.7	11.5	12.0	12.3	8.3
Total Revenues	190.6	196.7	203.0	200.8	193.9
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	108.5	120.2	121.7	119.1	120.8
Catastrophe Losses and LAE	4.8	11.9	11.9	22.6	16.6
Prior Years:
Non-catastrophe Losses and LAE	(3.3)	(7.1)	(1.1)	(4.3)	(5.1)
Catastrophe Losses and LAE	(1.1)	(3.1)	(15.4)	(0.9)	1.0
Total Incurred Losses and LAE	108.9	121.9	117.1	136.5	133.3
Insurance Expenses	58.7	58.7	59.4	57.9	57.3
Operating Profit (Loss)	23.0	16.1	26.5	6.4	3.3
Income Tax Benefit (Expense)	(4.6)	(3.3)	(5.4)	(1.2)	(0.5)
Segment Net Operating Income (Loss)	$18.4	$12.8	$21.1	$5.2	$2.8
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	59.9%	64.9%	63.8%	63.2%	65.1%
Current Year Catastrophe Losses and LAE Ratio	2.7	6.4	6.2	12.0	8.9
Prior Years Non-catastrophe Losses and LAE Ratio	(1.8)	(3.8)	(0.6)	(2.3)	(2.7)
Prior Years Catastrophe Losses and LAE Ratio	(0.6)	(1.7)	(8.1)	(0.5)	0.5
Total Incurred Loss and LAE Ratio	60.2	65.8	61.3	72.4	71.8
Insurance Expense Ratio	32.4	31.7	31.1	30.7	30.9
Combined Ratio	92.6%	97.5%	92.4%	103.1%	102.7%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	59.9%	64.9%	63.8%	63.2%	65.1%
Insurance Expense Ratio	32.4	31.7	31.1	30.7	30.9
Underlying Combined Ratio	92.3%	96.6%	94.9%	93.9%	96.0%
Non-GAAP Measure Reconciliation
Combined Ratio as Reported	92.6%	97.5%	92.4%	103.1%	102.7%
Less:
Current Year Catastrophe Losses and LAE Ratio	2.7	6.4	6.2	12.0	8.9
Prior Years Non-catastrophe Losses and LAE Ratio	(1.8)	(3.8)	(0.6)	(2.3)	(2.7)
Prior Years Catastrophe Losses and LAE Ratio	(0.6)	(1.7)	(8.1)	(0.5)	0.5
Underlying Combined Ratio	92.3%	96.6%	94.9%	93.9%	96.0%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Preferred Property & Casualty Insurance Segment Results of Operations and Selected Financial Information (continued) (Dollars in Millions) (Unaudited)

	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Insurance Reserves:
Preferred Automobile	$254.8	$262.3	$267.3	$264.5	$268.0
Homeowners	90.8	95.3	108.8	131.6	133.5
Other Personal	28.8	30.9	32.2	34.0	34.3
Insurance Reserves	$374.4	$388.5	$408.3	$430.1	$435.8
Insurance Reserves:
Loss and Allocated LAE Reserves:
Case and Allocated LAE	$231.1	$241.3	$277.8	$278.5	$290.2
Incurred but Not Reported	115.1	118.8	100.4	120.2	113.0
Total Loss Reserves	346.2	360.1	378.2	398.7	403.2
Unallocated LAE Reserves	28.2	28.4	30.1	31.4	32.6
Insurance Reserves	$374.4	$388.5	$408.3	$430.1	$435.8

Kemper Corporation Preferred Property & Casualty Insurance Segment Preferred Personal Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Results of Operations
Net Premiums Written	$105.9	$111.5	$117.5	$123.4	$116.5

Earned Premiums	$114.9	$117.2	$119.7	$117.9	$115.4
Net Investment Income	5.8	5.4	5.6	5.8	3.9
Total Revenues	120.7	122.6	125.3	123.7	119.3
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	75.9	86.2	83.2	82.9	80.2
Catastrophe Losses and LAE	0.2	1.5	2.1	1.7	2.5
Prior Years:
Non-catastrophe Losses and LAE	2.2	(2.8)	(0.5)	(3.7)	(1.2)
Catastrophe Losses and LAE	(0.1)	0.2	(0.1)	—	(0.1)
Total Incurred Losses and LAE	78.2	85.1	84.7	80.9	81.4
Insurance Expenses	36.1	36.3	36.8	35.5	35.0
Operating Profit	6.4	1.2	3.8	7.3	2.9
Income Tax Expense	(1.2)	(0.2)	(0.7)	(1.5)	(0.5)
Total Product Line Net Operating Income (Loss)	$5.2	$1.0	$3.1	$5.8	$2.4
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	66.1%	73.5%	69.5%	70.3%	69.4%
Current Year Catastrophe Losses and LAE Ratio	0.2	1.3	1.8	1.4	2.2
Prior Years Non-catastrophe Losses and LAE Ratio	1.9	(2.4)	(0.4)	(3.1)	(1.0)
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	0.2	(0.1)	—	(0.1)
Total Incurred Loss and LAE Ratio	68.1	72.6	70.8	68.6	70.5
Insurance Expense Ratio	31.4	31.0	30.7	30.1	30.3
Combined Ratio	99.5%	103.6%	101.5%	98.7%	100.8%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	66.1%	73.5%	69.5%	70.3%	69.4%
Insurance Expense Ratio	31.4	31.0	30.7	30.1	30.3
Underlying Combined Ratio	97.5%	104.5%	100.2%	100.4%	99.7%
Non-GAAP Measure Reconciliation
Combined Ratio	99.5%	103.6%	101.5%	98.7%	100.8%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.2	1.3	1.8	1.4	2.2
Prior Years Non-catastrophe Losses and LAE Ratio	1.9	(2.4)	(0.4)	(3.1)	(1.0)
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	0.2	(0.1)	—	(0.1)
Underlying Combined Ratio	97.5%	104.5%	100.2%	100.4%	99.7%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Preferred Property & Casualty Insurance Segment Homeowners and Other Personal Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Results of Operations
Net Premiums Written	$58.2	$61.1	$72.1	$74.1	$63.1

Earned Premiums	$66.0	$68.0	$71.3	$70.6	$70.2
Net Investment Income	3.9	6.1	6.4	6.5	4.4
Total Revenues	69.9	74.1	77.7	77.1	74.6
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	32.6	34.0	38.5	36.2	40.6
Catastrophe Losses and LAE	4.6	10.4	9.8	20.9	14.1
Prior Years:
Non-catastrophe Losses and LAE	(5.5)	(4.3)	(0.6)	(0.6)	(3.9)
Catastrophe Losses and LAE	(1.0)	(3.3)	(15.3)	(0.9)	1.1
Total Incurred Losses and LAE	30.7	36.8	32.4	55.6	51.9
Insurance Expenses	22.6	22.4	22.6	22.4	22.3
Operating Profit (Loss)	16.6	14.9	22.7	(0.9)	0.4
Income Tax Benefit (Expense)	(3.4)	(3.1)	(4.7)	0.3	—
Total Product Line Net Operating Income (Loss)	$13.2	$11.8	$18.0	$(0.6)	$0.4
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	49.3%	50.0%	54.0%	51.3%	57.8%
Current Year Catastrophe Losses and LAE Ratio	7.0	15.3	13.7	29.6	20.1
Prior Years Non-catastrophe Losses and LAE Ratio	(8.3)	(6.3)	(0.8)	(0.8)	(5.6)
Prior Years Catastrophe Losses and LAE Ratio	(1.5)	(4.9)	(21.5)	(1.3)	1.6
Total Incurred Loss and LAE Ratio	46.5	54.1	45.4	78.8	73.9
Insurance Expense Ratio	34.2	32.9	31.7	31.7	31.8
Combined Ratio	80.7%	87.0%	77.1%	110.5%	105.7%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	49.3%	50.0%	54.0%	51.3%	57.8%
Insurance Expense Ratio	34.2	32.9	31.7	31.7	31.8
Underlying Combined Ratio	83.5%	82.9%	85.7%	83.0%	89.6%
Non-GAAP Measure Reconciliation
Combined Ratio	80.7%	87.0%	77.1%	110.5%	105.7%
Less:
Current Year Catastrophe Losses and LAE Ratio	7.0	15.3	13.7	29.6	20.1
Prior Years Non-catastrophe Losses and LAE Ratio	(8.3)	(6.3)	(0.8)	(0.8)	(5.6)
Prior Years Catastrophe Losses and LAE Ratio	(1.5)	(4.9)	(21.5)	(1.3)	1.6
Underlying Combined Ratio	83.5%	82.9%	85.7%	83.0%	89.6%
[1]Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Preferred Property & Casualty Insurance Segment Homeowners Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Results of Operations
Net Premiums Written	$49.9	$52.5	$62.3	$64.2	$54.1

Earned Premiums	$56.8	$58.7	$61.5	$60.8	$60.3
Net Investment Income	3.6	5.2	5.5	5.6	3.8
Total Revenues	60.4	63.9	67.0	66.4	64.1
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	28.7	30.0	34.2	31.6	35.8
Catastrophe Losses and LAE	4.5	10.3	9.3	20.6	13.8
Prior Years:
Non-catastrophe Losses and LAE	(4.3)	(2.7)	0.2	0.9	(1.1)
Catastrophe Losses and LAE	(0.7)	(3.4)	(13.6)	(1.0)	1.0
Total Incurred Losses and LAE	28.2	34.2	30.1	52.1	49.5
Insurance Expenses	19.5	19.6	19.8	19.7	19.6
Operating Profit (Loss)	12.7	10.1	17.1	(5.4)	(5.0)
Income Tax Benefit (Expense)	(2.6)	(2.1)	(3.5)	1.2	1.1
Total Product Line Net Operating Income (Loss)	$10.1	$8.0	$13.6	$(4.2)	$(3.9)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	50.5%	51.2%	55.6%	51.9%	59.3%
Current Year Catastrophe Losses and LAE Ratio	7.9	17.5	15.1	33.9	22.9
Prior Years Non-catastrophe Losses and LAE Ratio	(7.6)	(4.6)	0.3	1.5	(1.8)
Prior Years Catastrophe Losses and LAE Ratio	(1.2)	(5.8)	(22.1)	(1.6)	1.7
Total Incurred Loss and LAE Ratio	49.6	58.3	48.9	85.7	82.1
Insurance Expense Ratio	34.3	33.4	32.2	32.4	32.5
Combined Ratio	83.9%	91.7%	81.1%	118.1%	114.6%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	50.5%	51.2%	55.6%	51.9%	59.3%
Insurance Expense Ratio	34.3	33.4	32.2	32.4	32.5
Underlying Combined Ratio	84.8%	84.6%	87.8%	84.3%	91.8%
Non-GAAP Measure Reconciliation
Combined Ratio	83.9%	91.7%	81.1%	118.1%	114.6%
Less:
Current Year Catastrophe Losses and LAE Ratio	7.9	17.5	15.1	33.9	22.9
Prior Years Non-catastrophe Losses and LAE Ratio	(7.6)	(4.6)	0.3	1.5	(1.8)
Prior Years Catastrophe Losses and LAE Ratio	(1.2)	(5.8)	(22.1)	(1.6)	1.7
Underlying Combined Ratio	84.8%	84.6%	87.8%	84.3%	91.8%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Preferred Property & Casualty Insurance Segment Other Personal Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Results of Operations
Net Premiums Written	$8.3	$8.6	$9.8	$9.9	$9.0

Earned Premiums	$9.2	$9.3	$9.8	$9.8	$9.9
Net Investment Income	0.3	0.9	0.9	0.9	0.6
Total Revenues	9.5	10.2	10.7	10.7	10.5
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	3.9	4.0	4.3	4.6	4.8
Catastrophe Losses and LAE	0.1	0.1	0.5	0.3	0.3
Prior Years:
Non-catastrophe Losses and LAE	(1.2)	(1.6)	(0.8)	(1.5)	(2.8)
Catastrophe Losses and LAE	(0.3)	0.1	(1.7)	0.1	0.1
Total Incurred Losses and LAE	2.5	2.6	2.3	3.5	2.4
Insurance Expenses	3.1	2.8	2.8	2.7	2.7
Operating Profit	3.9	4.8	5.6	4.5	5.4
Income Tax Expense	(0.8)	(1.0)	(1.2)	(0.9)	(1.1)
Total Product Line Net Operating Income	$3.1	$3.8	$4.4	$3.6	$4.3
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	42.4%	43.0%	43.9%	46.9%	48.5%
Current Year Catastrophe Losses and LAE Ratio	1.1	1.1	5.1	3.1	3.0
Prior Years Non-catastrophe Losses and LAE Ratio	(13.0)	(17.2)	(8.2)	(15.3)	(28.3)
Prior Years Catastrophe Losses and LAE Ratio	(3.3)	1.1	(17.3)	1.0	1.0
Total Incurred Loss and LAE Ratio	27.2	28.0	23.5	35.7	24.2
Insurance Expense Ratio	33.7	30.1	28.6	27.6	27.3
Combined Ratio	60.9%	58.1%	52.1%	63.3%	51.5%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	42.4%	43.0%	43.9%	46.9%	48.5%
Insurance Expense Ratio	33.7	30.1	28.6	27.6	27.3
Underlying Combined Ratio	76.1%	73.1%	72.5%	74.5%	75.8%
Non-GAAP Measure Reconciliation
Combined Ratio	60.9%	58.1%	52.1%	63.3%	51.5%
Less:
Current Year Catastrophe Losses and LAE Ratio	1.1	1.1	5.1	3.1	3.0
Prior Years Non-catastrophe Losses and LAE Ratio	(13.0)	(17.2)	(8.2)	(15.3)	(28.3)
Prior Years Catastrophe Losses and LAE Ratio	(3.3)	1.1	(17.3)	1.0	1.0
Underlying Combined Ratio	76.1%	73.1%	72.5%	74.5%	75.8%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Life & Health Insurance Segment Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Results of Operations
Earned Premiums	$163.0	$160.9	$160.8	$162.1	$159.9
Net Investment Income	51.0	52.0	49.7	53.0	51.7
Other Income	0.1	2.9	2.9	1.6	1.1
Total Revenues	214.1	215.8	213.4	216.7	212.7
Policyholders’ Benefits and Incurred Losses and LAE	100.7	95.0	88.8	113.5	105.4
Insurance Expenses	86.9	85.3	83.6	87.1	78.0
Operating Profit	26.5	35.5	41.0	16.1	29.3
Income Tax Expense	(4.2)	(6.6)	(7.6)	(2.8)	(6.2)
Segment Net Operating Income	$22.3	$28.9	$33.4	$13.3	$23.1

	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Insurance Reserves:
Future Policyholder Benefits	$3,397.1	$3,385.3	$3,374.6	$3,362.6	$3,346.1
Incurred Losses and LAE Reserves:
Life	75.5	89.2	97.0	121.4	127.0
Accident and Health	28.2	27.5	28.1	30.2	28.6
Property	3.1	3.3	3.5	4.2	3.6
Total Incurred Losses and LAE Reserves	106.8	120.0	128.6	155.8	159.2
Insurance Reserves	$3,503.9	$3,505.3	$3,503.2	$3,518.4	$3,505.3

Kemper Corporation Life & Health Insurance Segment Life Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Results of Operations
Earned Premiums	$97.2	$95.6	$96.2	$97.0	$95.8
Net Investment Income	48.7	50.1	47.8	51.0	49.9
Other Income	—	2.7	2.8	1.6	1.0
Total Revenues	145.9	148.4	146.8	149.6	146.7
Policyholders’ Benefits and Incurred Losses and LAE	68.1	65.4	56.0	75.9	72.8
Insurance Expenses	60.3	55.4	53.3	56.7	49.9
Operating Profit	17.5	27.6	37.5	17.0	24.0
Income Tax Expense	(2.3)	(4.9)	(7.0)	(3.0)	(5.1)
Total Product Line Operating Income	$15.2	$22.7	$30.5	$14.0	$18.9

Kemper Corporation Life & Health Insurance Segment Accident & Health Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Results of Operations
Earned Premiums	$49.4	$48.5	$47.6	$47.9	$46.9
Net Investment Income	2.0	1.5	1.5	1.5	1.5
Other Income	0.1	0.2	0.1	—	0.1
Total Revenues	51.5	50.2	49.2	49.4	48.5
Policyholders’ Benefits and Incurred Losses and LAE	28.1	25.3	27.6	30.6	26.3
Insurance Expenses	20.1	22.8	22.7	22.4	20.8
Operating Profit (Loss)	3.3	2.1	(1.1)	(3.6)	1.4
Income Tax Benefit (Expense)	(0.7)	(0.5)	0.3	0.8	(0.3)
Total Product Line Net Operating Income (Loss)	$2.6	$1.6	$(0.8)	$(2.8)	$1.1

Kemper Corporation Life & Health Insurance Segment Property Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Results of Operations
Earned Premiums	$16.4	$16.8	$17.0	$17.2	$17.2
Net Investment Income	0.3	0.4	0.4	0.5	0.3
Total Revenues	16.7	17.2	17.4	17.7	17.5
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	4.0	3.8	4.5	4.7	5.1
Catastrophe Losses and LAE	0.8	0.5	0.5	1.8	0.3
Prior Years:
Non-catastrophe Losses and LAE	(0.4)	(0.1)	0.1	0.2	0.6
Catastrophe Losses and LAE	0.1	0.1	0.1	0.3	0.3
Total Incurred Losses and LAE	4.5	4.3	5.2	7.0	6.3
Insurance Expenses	6.5	7.1	7.6	8.0	7.3
Operating Profit	5.7	5.8	4.6	2.7	3.9
Income Tax Expense	(1.2)	(1.2)	(0.9)	(0.6)	(0.8)
Total Product Line Net Operating Income	$4.5	$4.6	$3.7	$2.1	$3.1
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	24.3%	22.6%	26.5%	27.3%	29.7%
Current Year Catastrophe Losses and LAE Ratio	4.9	3.0	2.9	10.5	1.7
Prior Years Non-catastrophe Losses and LAE Ratio	(2.4)	(0.6)	0.6	1.2	3.5
Prior Years Catastrophe Losses and LAE Ratio	0.6	0.6	0.6	1.7	1.7
Total Incurred Loss and LAE Ratio	27.4	25.6	30.6	40.7	36.6
Insurance Expense Ratio	39.6	42.3	44.7	46.5	42.4
Combined Ratio	67.0%	67.9%	75.3%	87.2%	79.0%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	24.3%	22.6%	26.5%	27.3%	29.7%
Insurance Expense Ratio	39.6	42.3	44.7	46.5	42.4
Underlying Combined Ratio	63.9%	64.9%	71.2%	73.8%	72.1%
Non-GAAP Measure Reconciliation
Combined Ratio	67.0%	67.9%	75.3%	87.2%	79.0%
Less:
Current Year Catastrophe Losses and LAE Ratio	4.9	3.0	2.9	10.5	1.7
Prior Years Non-catastrophe Losses and LAE Ratio	(2.4)	(0.6)	0.6	1.2	3.5
Prior Years Catastrophe Losses and LAE Ratio	0.6	0.6	0.6	1.7	1.7
Underlying Combined Ratio	63.9%	64.9%	71.2%	73.8%	72.1%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Insurance Expenses and Interest and Other Expenses (Dollars in Millions)

	Three Months Ended
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Insurance Expenses:
Commissions	$188.8	$172.7	$178.3	$183.8	$174.0
General Expenses	70.5	70.4	68.9	75.8	62.9
Premium Taxes	24.8	22.0	22.7	24.1	24.7
Total Costs Incurred	284.1	265.1	269.9	283.7	261.6
Policy Acquisition Costs:
Deferred	(175.4)	(105.6)	(119.9)	(120.9)	(128.8)
Amortized	161.6	104.6	104.7	99.2	99.8
Net Policy Acquisition Costs Deferred	(13.8)	(1.0)	(15.2)	(21.7)	(29.0)
Amortization of Valuation of Business Acquired ("VOBA")	1.3	1.3	1.3	1.5	2.2
Insurance Expenses	271.6	265.4	256.0	263.5	234.8
Interest and Other Expenses:
Loss from Early Extinguishment of Debt	—	—	5.8	—	—
Interest Expense	7.5	10.0	9.2	11.8	11.5
Other Expenses:
Acquisition Related Transaction, Integration and Other Costs	11.8	6.2	5.4	1.2	5.6
Other	25.2	30.3	23.3	25.0	24.3
Other Expenses	37.0	36.5	28.7	26.2	29.9
Interest and Other Expenses	44.5	46.5	43.7	38.0	41.4
Total Expenses	$316.1	$311.9	$299.7	$301.5	$276.2

Kemper Corporation Details of Investment Performance (Dollars in Millions)

	Three Months Ended
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Net Investment Income
Interest on Fixed Income Securities	$71.0	$73.9	$73.5	$75.6	$76.4
Dividends on Equity Securities Excluding Alternative Investments	4.3	8.3	5.2	6.9	2.5
Alternative Investments:
Equity Method Limited Liability Investments	1.8	0.4	1.6	2.6	(3.6)
Limited Liability Investments Included in Equity Securities	3.8	5.1	5.2	5.1	2.6
Total Alternative Investments	5.6	5.5	6.8	7.7	(1.0)
Short-term Investments	1.6	1.3	2.5	2.6	1.8
Real Estate	2.5	2.7	2.4	2.2	2.5
Loans to Policyholders	5.6	5.7	5.9	5.7	5.3
Other	4.2	0.6	0.6	0.3	—
Total Investment Income	94.8	98.0	96.9	101.0	87.5
Investment Expenses:
Real Estate	2.6	2.4	2.5	2.3	2.4
Other Investment Expenses	6.6	1.7	2.7	2.7	2.4
Total Investment Expenses	9.2	4.1	5.2	5.0	4.8
Net Investment Income	$85.6	$93.9	$91.7	$96.0	$82.7
Net Realized Gains (Losses) on Sales of Investments
Fixed Maturities:
Gains on Sales	$15.9	$1.4	$1.9	$22.7	$15.1
Losses on Sales	(1.1)	—	(0.3)	(1.9)	(2.6)
Equity Securities:
Gains on Sales	1.3	1.3	0.2	0.7	3.6
Losses on Sales	(0.2)	0.1	(0.1)	(0.2)	—
Real Estate:
Gains on Sales	0.6	—	—	—	—
Net Realized Gains on Sales of Investments	$16.5	$2.8	$1.7	$21.3	$16.1
Net Impairment Losses Recognized in Earnings
Fixed Maturities	$(10.0)	$(1.7)	$(1.7)	$(6.3)	$(3.6)
Equity Securities	(2.0)	—	(0.1)	(0.4)	—
Net Impairment Losses Recognized in Earnings	$(12.0)	$(1.7)	$(1.8)	$(6.7)	$(3.6)

Kemper Corporation Details of Invested Assets (Dollars in Millions) (Unaudited)

	Mar 31, 2020		Dec 31, 2019		Dec 31, 2018
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
Fixed Maturities Reported at Fair Value:
U.S. Government and Government Agencies and Authorities	$760.6	8.5%	$815.9	8.8%	$865.7	10.6%
States and Political Subdivisions	1,529.0	17.1	1,515.8	16.4	1,619.1	19.9
Foreign Governments	5.0	0.1	16.8	0.2	5.9	0.1
Corporate Securities:
Bonds and Notes	3,934.0	44.0	3,859.7	41.7	3,393.8	41.8
Redeemable Preferred Stocks	6.7	0.1	6.7	0.1	—	—
Collaterized Loan Obligations	593.5	6.6	618.2	6.7	524.0	6.4
Other Mortgage- and Asset-backed	169.7	1.9	89.0	1.0	15.7	0.2
Total Fixed Maturities Reported at Fair Value	6,998.5	78.3	6,922.1	74.7	6,424.2	79.0
Equity Securities Reported at Fair Value:
Preferred Stocks	50.8	0.6	59.2	0.6	54.2	0.7
Common Stocks	9.2	0.1	13.2	0.1	10.9	0.1
Other Equity Interests:
Exchange Traded Funds	374.7	4.2	586.8	6.3	427.3	5.3
Limited Liability Companies and Limited Partnerships	275.1	3.1	248.1	2.7	192.0	2.4
Total Equity Securities Reported at Fair Value	709.8	7.9	907.3	9.8	684.4	8.5
Equity Securities Reported at Modified Cost:
Preferred Stocks	9.1	0.1	9.1	0.1	9.2	0.1
Common Stocks	15.3	0.2	12.3	0.1	8.8	0.1
Limited Liability Companies and Limited Partnerships	20.4	0.2	20.5	0.2	23.5	0.3
Total Equity Securities Reported at Modified Cost	44.8	0.5	41.9	0.4	41.5	0.5
Convertible Securities at Fair Value	32.8	0.4	37.3	0.4	31.5	0.4
Equity Method Limited Liability Investments	226.3	2.5	220.4	2.4	187.0	2.3
Short-term Investments at Cost which Approximates Fair Value	166.7	1.9	470.9	5.1	286.1	3.5
Other Investments:
Company Owned Life Insurance	320.4	3.6	217.0	2.3	59.3	0.7
Loans to Policyholders at Unpaid Principal	307.1	3.4	305.6	3.3	300.6	3.7
Real Estate at Depreciated Cost	108.6	1.2	111.4	1.2	114.2	1.4
Mortgage Loans	24.1	0.3	27.5	0.3	—	—
Total Other Investments	760.2	8.5	661.5	7.1	474.1	5.8
Total Investments	$8,939.1	100.0%	$9,261.4	100.0%	$8,128.8	100.0%
[1] Sum of percentages for individual lines may not equal subtotals and grand total due to rounding.

Kemper Corporation Details of Invested Assets (continued) (Dollars in Millions) (Unaudited)

	Mar 31, 2020		Dec 31, 2019		Dec 31, 2018
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
S&P Equivalent Rating for Fixed Maturities
AAA, AA, A	$4,507.8	64.4%	$4,387.1	63.4%	$4,156.6	64.7%
BBB	2,058.3	29.4	2,044.1	29.5	1,752.6	27.3
BB, B	274.1	3.9	319.2	4.6	333.7	5.2
CCC or Lower	158.3	2.3	171.7	2.5	181.3	2.8
Total Investments in Fixed Maturities	$6,998.5	100.0%	$6,922.1	100.0%	$6,424.2	100.0%
Duration (in Years)
Total Investments in Fixed Maturities	7.4		7.1		6.2
[1] Sum of percentages for individual lines may not equal subtotals and grand total due to rounding.

Kemper Corporation Investment Concentration (Dollars in Millions) (Unaudited)

	Mar 31, 2020		Dec 31, 2019		Dec 31, 2018
Fair Value of Non-governmental Fixed Maturities by Industry	Amount	Percent of Total Investments	Amount	Percent of Total Investments	Amount	Percent of Total Investments
Finance, Insurance and Real Estate	$1,598.8	17.9%	$1,522.8	16.4%	$1,269.3	15.6%
Manufacturing	1,281.0	14.3	1,356.4	14.6	1,270.0	15.6
Transportation, Communication and Utilities	691.6	7.7	650.2	7.0	449.0	5.5
Services	640.0	7.2	604.4	6.5	516.4	6.4
Retail Trade	243.5	2.7	183.3	2.0	164.8	2.0
Mining	155.7	1.7	154.5	1.7	158.6	2.0
Wholesale Trade	66.1	0.7	72.9	0.8	78.4	1.0
Agriculture, Forestry and Fishing	12.8	0.1	12.4	0.1	13.7	0.2
Other	14.4	0.2	16.6	0.2	13.3	0.2
Total Fair Value of Non-governmental Fixed Maturities	$4,703.9	52.5%	$4,573.5	49.3%	$3,933.5	48.5%

	Mar 31, 2020
Ten Largest Investment Exposures [1]	Fair Value	Percent of Total Investments
Fixed Maturities:
States including their Political Subdivisions:
Texas	$123.7	1.4%
Georgia	100.0	1.1
Colorado	92.7	1.0
New York	70.0	0.8
Louisiana	67.0	0.7
Michigan	69.5	0.8
California	68.3	0.8
Ohio	55.4	0.6
Washington	53.6	0.6
Pennsylvania	49.1	0.5
Total	$749.3	8.3%

[1]	Excluding Investments in U.S. Government and Government Agencies and Authorities at March 31, 2020.

Kemper Corporation Municipal Bond Securities (Dollars in Millions) (Unaudited)

	Mar 31, 2020
	State General Obligation	Political Subdivision General Obligation	Revenue	Total Fair Value	Percent of Total Muni Bond[1]	Percent of Total Investments[1]
Texas	$7.1	$13.8	$102.8	$123.7	8.1%	1.4%
Georgia	47.3	6.0	46.7	100.0	6.5	1.1
Colorado	—	11.1	81.6	92.7	6.1	1.0
New York	6.3	8.9	54.8	70.0	4.6	0.8
Michigan	39.4	—	30.1	69.5	4.5	0.8
California	7.0	5.1	56.2	68.3	4.5	0.8
Louisiana	40.8	5.3	20.9	67.0	4.4	0.7
Ohio	6.2	—	49.2	55.4	3.6	0.6
Washington	15.3	—	38.3	53.6	3.5	0.6
Pennsylvania	11.0	2.6	35.5	49.1	3.2	0.5
Virginia	6.9	19.8	15.0	41.7	2.7	0.5
Florida	7.1	—	33.1	40.2	2.6	0.4
Utah	0.6	—	37.6	38.2	2.5	0.4
Indiana	—	—	37.0	37.0	2.4	0.4
Oregon	32.2	—	4.2	36.4	2.4	0.4
Minnesota	—	—	36.4	36.4	2.4	0.4
Massachusetts	2.6	1.5	29.7	33.8	2.2	0.4
New Mexico	—	—	32.8	32.8	2.1	0.4
District Of Columbia	4.6	—	26.1	30.7	2.0	0.3
South Carolina	17.7	1.8	10.6	30.1	2.0	0.3
Wisconsin	15.0	7.3	7.3	29.6	1.9	0.3
Maryland	2.1	8.5	18.4	29.0	1.9	0.3
Connecticut	25.8	—	—	25.8	1.7	0.3
Missouri	—	—	24.5	24.5	1.6	0.3
Illinois	—	—	24.2	24.2	1.6	0.3
Tennessee	3.6	8.0	10.7	22.3	1.5	0.2
Nebraska	—	7.8	14.4	22.2	1.5	0.2
Hawaii	19.7	0.3	—	20.0	1.3	0.2
Arkansas	18.8	—	—	18.8	1.2	0.2
New Jersey	—	—	18.2	18.2	1.2	0.2
Kentucky	—	—	17.1	17.1	1.1	0.2
Rhode Island	4.5	—	11.3	15.8	1.0	0.2
Mississippi	13.1	—	2.5	15.6	1.0	0.2
Alabama	—	—	14.9	14.9	1.0	0.2
Alaska	1.9	3.0	10.0	14.9	1.0	0.2
Arizona	—	0.8	12.6	13.4	0.9	0.1
Iowa	—	—	12.3	12.3	0.8	0.1
Idaho	—	—	12.3	12.3	0.8	0.1
Oklahoma	—	—	11.2	11.2	0.7	0.1
All Other States	4.7	7.2	48.4	60.3	3.9	0.7
Total	$361.3	$118.8	$1,048.9	$1,529.0	100.0%	17.1%
[1] Sum of percentages for individual lines may not equal total due to rounding.

Kemper Corporation Investments in Limited Liability Companies and Limited Partnerships (Dollars in Millions) (Unaudited)

	Unfunded Commitment	Reported Value
Asset Class	Mar 31, 2020	Mar 31, 2020	Dec 31, 2019
Reported as Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings:
Mezzanine Debt	$56.4	$132.4	$129.3
Senior Debt	17.6	20.4	16.0
Distressed Debt	—	19.5	22.7
Secondary Transactions	15.5	12.2	11.5
Leveraged Buyout	—	0.1	0.1
Growth Equity	—	4.3	5.3
Real Estate	—	30.6	29.9
Other	—	6.8	5.6
Total Equity Method Limited Liability Investments	89.5	226.3	220.4
Reported as Other Equity Interests at Fair Value:
Mezzanine Debt	88.6	134.1	126.1
Senior Debt	21.4	36.4	39.5
Distressed Debt	17.3	18.3	16.8
Secondary Transactions	6.8	4.6	4.9
Hedge Funds	—	68.3	48.2
Leveraged Buyout	2.2	4.6	4.4
Other	7.9	8.8	8.2
Total Reported as Other Equity Interests at Fair Value	144.2	275.1	248.1
Reported as Other Equity Interests at Modified Cost:
Mezzanine Debt	—	2.3	1.6
Other	0.1	18.1	18.9
Total Reported as Other Equity Interests at Modified Cost	0.1	20.4	20.5
Total Investments in Limited Liability Companies and Limited Partnerships	$233.8	$521.8	$489.0

Kemper Corporation
Definitions of Non-GAAP Financial Measures
The Company believes that investors’ understanding of Kemper’s performance is enhanced by the disclosure of the following non-GAAP financial measures. The methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.
Book Value Per Share Excluding Goodwill is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity excluding goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. Book Value Per Share Excluding Goodwill is a common measure used by analysts and investors to compare similar companies.
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share excluding the after-tax impact of net unrealized gains on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities and Goodwill is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities and goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share excluding the after-tax impact of net unrealized gains on fixed income securities and goodwill in conjunction with book value per share to identify and analyze the change in net worth excluding goodwill attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.
Adjusted Consolidated Net Operating Income (Loss) is an after-tax, non-GAAP financial measure and is computed by excluding from Income (Loss) from Continuing Operations the after-tax impact of:
1) Net Realized Gains on Sales of Investments;
2) Impairment Losses;
3) Income (Loss) from Change in Fair Value of Equity and Convertible Securities;
4) Acquisition Related Transaction, Integration and Other Costs;
5) Loss from Early Extinguishment of Debt; and
6) Significant non-recurring or infrequent items that may not be indicative of ongoing operations.
Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is Income (Loss) from Continuing Operations.
The Company believes that Adjusted Consolidated Net Operating Income (Loss) provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Net Realized Gains on Sales of Investments, Impairment Losses related to investments, and Income (Loss) from Change in Fair Value of Equity and Convertible Securities included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the Company’s investments, the timing of which is unrelated to the insurance underwriting process. Acquisition Related Transaction, Integration and Other Costs may vary significantly between periods and are generally driven by the timing of acquisitions and business decisions which are unrelated to the insurance underwriting process. Loss from Early Extinguishment of Debt is driven by the Company’s financing and refinancing decisions and capital needs, as well as, external economic developments such as debt market conditions, the timing of which is unrelated to the insurance underwriting process. Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends.

Kemper Corporation
Definitions of Non-GAAP Financial Measures (continued)
A reconciliation of Income from Continuing Operations to Adjusted Consolidated Net Operating Income is presented below:

	Three Months Ended
Dollars in Millions (Unaudited)	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Income from Continuing Operations	$64.0	$124.7	$129.0	$122.1	$155.3
Less Net Income (Loss) From:
Change in Fair Value of Equity and Convertible Securities	(93.1)	30.9	7.8	20.1	50.9
Net Realized Gains on Sales of Investments	13.0	2.2	1.4	16.8	12.7
Impairment Losses	(9.5)	(1.3)	(1.5)	(5.3)	(2.8)
Acquisition Related Transaction, Integration and Other Costs	(9.3)	(5.0)	(4.1)	(1.0)	(4.4)
Loss from Early Extinguishment of Debt	—	—	(4.6)	—	—
Adjusted Consolidated Net Operating Income	$162.9	$97.9	$130.0	$91.5	$98.9
Adjusted Consolidated Net Operating Income Per Unrestricted Share is a non-GAAP financial measure. It is computed by dividing Adjusted Consolidated Net Operating Income by the weighted average unrestricted shares outstanding. The most directly comparable GAAP financial measure is Income from Continuing Operations Per Unrestricted Share‐basic. A reconciliation of Income from Continuing Operations Per Unrestricted Share-basic to Adjusted Consolidated Net Operating Income Per Unrestricted Share-basic is presented below:

	Three Months Ended
(Unaudited)	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Income from Continuing Operations Per Unrestricted Share	$0.96	$1.87	$1.93	$1.87	$2.38
Less Net Income (Loss) Per Unrestricted Share From:
Change in Fair Value of Equity and Convertible Securities	(1.40)	0.46	0.11	0.31	0.78
Net Realized Gains on Sales of Investments	0.19	0.03	0.02	0.26	0.19
Impairment Losses	(0.14)	(0.02)	(0.02)	(0.08)	(0.04)
Acquisition Related Transaction and Integration Costs	(0.14)	(0.06)	(0.06)	(0.01)	(0.07)
Loss from Early Extinguishment of Debt	—	—	(0.07)	—	—
Adjusted Consolidated Net Operating Income Per Unrestricted Share	$2.45	$1.46	$1.95	$1.39	$1.52
Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Insurance Expense Ratio. The most directly comparable GAAP financial measure is the Combined Ratio, which is computed by adding total incurred losses and LAE, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the Insurance Expense Ratio. The Company believes the underlying combined ratio is useful to investors and is used by management to reveal the trends in the Company’s property and casualty insurance businesses that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses cause loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior-year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of our insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.

Kemper Corporation
As Adjusted for Acquisition Non-GAAP Financial Measure

As Adjusted for Acquisition amounts are non-GAAP financial measures. For the periods subsequent to acquisition, the three months ended March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019 the as adjusted amounts are computed by subtracting the impact of purchase accounting adjustments from the comparable consolidated GAAP financial measure reported by Kemper. The Company believes computing and presenting results on an adjusted basis are useful to investors and are used by management to provide meaningful and comparable year-over-year comparisons.

Kemper Corporation
As Adjusted for Acquisition - Consolidated Financial Highlights
(Dollars in Millions)
(Unaudited)

	Three Months Ended
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Earned Premiums
Kemper - GAAP As Reported	$1,166.4	$1,145.8	$1,135.2	$1,116.6	$1,074.8

Adjusted Consolidated Net Operating Income (Loss)
Kemper	$162.9	$97.9	$130.0	$91.5	$98.9
Less: Impact of Purchase Accounting	(4.4)	(4.4)	(6.1)	(4.2)	2.1
As Adjusted[1]	$167.3	$102.3	$136.1	$95.7	$96.8

1 As Adjusted is a non-GAAP financial measure, which is computed by excluding the impact of purchase accounting and including the historical results of Legacy Kemper and Legacy Infinity in periods prior to the acquisition date of July 2, 2018.

Kemper Corporation
Selected Financial Information
As Adjusted for Acquisition - Specialty Property & Casualty Insurance Segment
(Dollars in Millions)
(Unaudited)

	Three Months Ended
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Earned Premiums
Kemper Specialty P&C - GAAP As Reported	$822.5	$799.7	$783.4	$766.0	$729.3

Current Year Non-CAT Losses and LAE
Kemper Specialty P&C - GAAP As Reported	$619.8	$599.5	$579.4	$579.2	$544.3
Less: Impact of Purchase Accounting
Amortization of Fair Value Adjustment to Infinity's Unpaid Loss and LAE	0.7	0.8	0.8	1.2	1.5
As Adjusted[1]	$619.1	$598.7	$578.6	$578.0	$542.8

Insurance Expenses
Kemper Specialty P&C - GAAP As Reported	$152.1	$150.7	$139.2	$140.9	$124.8
Less: Impact of Purchase Accounting
Amortization of VOBA	0.6	0.6	0.6	0.8	1.5
Amortization of Estimated Legacy Infinity Deferred Policy Acquisition Costs ("DPAC")	—	—	—	(3.1)	(12.1)
Amortization of VOBA, Net of Legacy Infinity DPAC	0.6	0.6	0.6	(2.3)	(10.6)
Amortization of Finite Life Intangible Assets Acquired	1.2	1.2	3.3	3.3	3.3
Other	3.4	3.4	3.4	3.4	3.4
Total Purchase Accounting Adjustments	5.2	5.2	7.3	4.4	(3.9)

As Adjusted[1]	$146.9	$145.5	$131.9	$136.5	$128.7

Underlying Combined Ratio[1]
Kemper Specialty P&C Segment	93.9%	93.8%	91.8%	94.0%	91.7%
As Adjusted[1]	93.1%	93.1%	90.7%	93.3%	92.1%

1 As Adjusted is a non-GAAP financial measure, which is computed by excluding the impact of purchase accounting in 2018 and including the historical results of Legacy Kemper and Legacy Infinity in periods prior to the acquisition date of July 2, 2018. See page 33.

Kemper Corporation
Selected Financial Information
As Adjusted for Acquisition - Specialty Personal Automobile Insurance
(Dollars in Millions)
(Unaudited)

	Three Months Ended
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Earned Premiums
Kemper Specialty Personal Automobile Insurance - GAAP As Reported	$753.2	$733.1	$719.2	$703.7	$669.6
Infinity - Prior to Acquisition	—	—	—	—	—
As Adjusted[1]	$753.2	$733.1	$719.2	$703.7	$669.6

Current Year Non-CAT Losses and LAE
Kemper Specialty Personal Automobile Insurance	576.0	$557.5	$538.2	$537.0	498.8
Less: Impact of Purchase Accounting
Amortization of Fair Value Adjustment to Infinity's Unpaid Loss and LAE	0.6	0.6	0.6	0.9	1.3
As Adjusted[1]	$575.4	$556.9	$537.6	$536.1	$497.5

Insurance Expenses
Kemper Specialty Personal Automobile Insurance - GAAP As Reported	$139.2	$138.1	$128.4	$128.9	$114.7
Less: Impact of Purchase Accounting
Amortization of VOBA	0.4	0.4	0.4	0.7	1.3
Amortization of Estimated Legacy Infinity Deferred Policy Acquisition Costs ("DPAC")	—	—	—	(2.8)	(9.8)
Amortization of VOBA, Net of Legacy Infinity DPAC	0.4	0.4	0.4	(2.1)	(8.5)
Amortization of Finite Life Intangible Assets Acquired	1.1	1.1	3.0	3.0	3.0
Other	3.0	3.0	3.0	3.0	3.0
Total Purchase Accounting Adjustments	4.5	4.5	6.4	3.9	(2.5)

As Adjusted[1]	$134.7	$133.6	$122.0	$125.0	$117.2

Underlying Combined Ratio[1]
Kemper Specialty Personal Automobile Insurance	95.0%	94.8%	92.8%	94.6%	91.6%
As Adjusted[1]	94.3%	94.2%	91.7%	93.9%	91.8%

1 As Adjusted is a non-GAAP financial measure, which is computed by excluding the impact of purchase accounting in 2018 and including the historical results of Legacy Kemper and Legacy Infinity in periods prior to the acquisition date of July 2, 2018. See page 33.